UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 2, 2009

FEDERAL HOME LOAN MORTGAGE CORPORATION (Freddie Mac)
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-53330	52-0904874
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8200 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-903-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2009, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) entered into indemnification agreements with its executive officers (each, an "indemnitee"), including Michael Perlman, Executive Vice President — Operations & Technology, David B. Kellermann, Acting Chief Financial Officer, and Michael C. May, Senior Vice President — Multifamily. The indemnification agreements are effective as of September 6, 2008. A copy of the form of indemnification agreement is attached as Exhibit 10.2 to Freddie Mac’s current report on Form 8-K filed on December 23, 2008 and is incorporated herein by reference.

The principal terms of the indemnification agreements are as follows: The indemnification agreements provide that Freddie Mac will indemnify the indemnitee to the fullest extent permitted by Freddie Mac’s Bylaws and Virginia law. This obligation includes, subject to certain terms and conditions, indemnification against all liabilities and expenses (including attorneys’ fees) actually and reasonably incurred by the indemnitee in connection with any threatened or pending action, suit or proceeding, except such liabilities and expenses as are incurred because of the indemnitee’s willful misconduct or knowing violation of the criminal law. The indemnification agreements provide that Freddie Mac will advance expenses, if requested by the indemnitee, subject to repayment by the indemnitee of any funds advanced if it is ultimately determined that the indemnitee is not entitled to indemnification. The rights to indemnification under the indemnification agreements are not exclusive of any other right the indemnitee may have under any statute, agreement or otherwise. Freddie Mac’s obligations under the indemnification agreements will continue after the indemnitee is no longer a director or officer of the company with respect to any possible claims based on the fact that the indemnitee was a director or officer, and the indemnification agreements will remain in effect in the event the conservatorship is terminated. The indemnification agreements also provide that indemnification for actions instituted by the Federal Housing Finance Agency, or FHFA, will be governed by the standards set forth in FHFA’s Notice of Proposed Rulemaking published in the Federal Register on November 14, 2008, proposing an amendment to FHFA’s interim final Golden Parachute Payments regulation to address prohibited and permissible indemnification payments.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION (Freddie Mac)

March 6, 2009	By:	John R. Dye

Name: John R. Dye
Title: SVP - Principal Deputy General Counsel, Corporate Affairs